Exhibit 10.1

OMNIBUS AGREEMENT

     THIS OMNIBUS AGREEMENT (this “Agreement”) dated as of June 26, 2003 (the “Effective Date”), is made among MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and public instrumentality of the State of Maryland (the “Issuer”); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under that certain Trust Agreement dated as of October 25, 2001 (the “Owner Trustee”); VAL T. ORTON, not in his individual capacity, but solely as Maryland Trustee appointed pursuant to that certain Trust Agreement dated as of October 25, 2001 (the “Maryland Trustee”); HUMAN GENOME SCIENCES, INC., a Delaware corporation, acting in its capacity as Lessee (the “Lessee”); HUMAN GENOME SCIENCES, INC., a Delaware corporation, acting in its capacity as Guarantor (the “Guarantor”); HUMAN GENOME SCIENCES, INC., a Delaware corporation, acting in its capacity as Pledgor (the “Pledgor”); ALLFIRST BANK, a Maryland banking corporation, and a division of M&T BANK, acting in its capacity as Agent for the benefit of the Participants (the “Agent”); ALLFIRST BANK, a Maryland banking corporation, and a division of M&T BANK, acting in its capacity as Certificate Holder (the “Certificate Holder”); ALLFIRST BANK, a Maryland banking corporation, and a division of M&T BANK, as Credit Facility Provider (the, “Credit Facility Provider”); M&T BANK, a division of MANUFACTURERS AND TRADERS TRUST COMPANY (successor in interest to ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION), acting in its capacity as Bond Trustee (the “Bond Trustee”); M&T BANK, a division of MANUFACTURERS AND TRADERS TRUST COMPANY (successor in interest to ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION), acting in its capacity as Collateral Agent (the “Collateral Agent”); and JOSEPH C. LEMENSE and GARTH C. HARDING, acting in their capacity as Individual Trustees (the “Individual Trustees”). This Agreement is accepted and approved by ALLFIRST BANK, a Maryland banking corporation, and a division of M&T BANK, acting in its capacity as Remarketing Agent (the “Remarketing Agent”) under that certain Placement and Remarketing Agreement by and between the Issuer and the Remarketing Agent dated as of October 25, 2001.

RECITALS

     A.     The Issuer and the Maryland Trustee are parties to that certain Lease dated as of October 25, 2001 (as amended or supplemented from time to time, the “Head Lease”), pursuant to which the Issuer leased the property more particularly described in the Head Lease (the “Property”) to the Maryland Trustee, and the Maryland Trustee leased the Property from the Issuer, as further evidenced by the execution and recordation of that certain Memorandum of Lease in the Land Records of Montgomery County, Maryland in Liber 19884 at Folio 674 (the “Memorandum of Head Lease”).

     B.     The Owner Trustee and the Lessee are parties to that certain Lease Agreement dated as of October 25, 2001 (as amended or supplemented from time to time, the “Facility Lease”), pursuant to which the Owner Trustee, acting through the Maryland Trustee, subleased the Property to the Lessee, and the Lessee subleased the Property from the Owner Trustee, acting through the Maryland Trustee, as evidenced by the execution and recordation of that certain Montgomery County, Maryland Lease Supplement, Short Form/Memorandum of Lease and

Remedies in the Land Records of Montgomery County, Maryland in Liber 19884 at Folio 681 (the “Lease Supplement”).

     C.     The Owner Trustee and the Certificate Holder are parties to that certain Trust Agreement dated as of October 25, 2001 (as amended or supplemented from time to time, the “Trust Agreement”), pursuant to which the Owner Trustee and the Certificate Holder established the HGSI Trust 2001-B (the “Trust”) for the purposes of (i) providing refinancing for a portion of the costs incurred by the Issuer in connection with the acquisition of the Property, (ii) providing financing for a portion of the costs attributable to the construction of the Additional Improvements (as defined in the Facility Lease), (iii) acquiring a leasehold interest in the Property from the Issuer and (iv) holding title to the Owner Trust Estate (as defined in the Trust Agreement), and, simultaneously therewith, pursuant to that certain Maryland Trustee Appointment dated as of October 25, 2001 (the “Maryland Trustee Appointment”), the Owner Trustee appointed the Maryland Trustee to serve as trustee for that portion of the Owner Trust Estate located from time to time in the State of Maryland.

     D.     Pursuant to the Trust Agreement, and in furtherance of the purposes set forth therein, the Owner Trustee issued that certain Certificate dated as of October 25, 2001, in the principal amount of $3,000,000 (the “Certificate”) to the Certificate Holder, and, using the proceeds from the Certificate, the Owner Trustee made a loan to the Issuer in the principal amount of $3,000,000, as evidenced by that certain Promissory Note and Security Agreement dated as of October 25, 2001, made by the Issuer in favor of the Owner Trustee (the “MEDCO Note”).

     E.     The Issuer and the Bond Trustee are parties to that certain Trust Indenture dated as of October 25, 2001 (as amended or supplemented from time to time, the “Trust Indenture”), pursuant to which the Issuer, in accordance with Article 83A, Title 5, Subtitle 2 of the Annotated Code of Maryland (as amended or supplemented from time to time, the “Act”), issued and sold its Taxable Variable Rate Demand Revenue Bonds (Human Genome Sciences, Inc. Facility), Series 2001A, in the aggregate principal amount of $73,000,000 (the “Bonds”) for the sole and exclusive purposes of (i) refinancing the remaining portion of the costs incurred by the Issuer in connection with the acquisition of the Property and (ii) financing the remaining portion of the costs attributable to the construction of the Additional Improvements.

     F.     In order to enhance the marketability of the Bonds, the Credit Facility Provider, at the request of the Issuer, issued to the Bond Trustee that certain Letter of Credit dated as of October 25, 2001, in the initial stated amount of $74,080,000 (as amended or supplemented from time to time, the “Letter of Credit”), and, in connection with the issuance of the Letter of Credit, the Issuer and the Credit Facility Provider entered into that certain Letter of Credit Agreement dated as of October 25, 2001 (as amended or supplemented from time to time, the “Letter of Credit Agreement”), pursuant to which the Issuer agreed to reimburse the Credit Facility Provider for all amounts drawn under the Letter of Credit, together with interest thereon at the Reimbursement Rate (as defined in the Letter of Credit Agreement) and, under certain circumstances, at the Penalty Rate (as defined in the Letter of Credit Agreement).

     G.     In order to induce the Certificate Holder to purchase the Certificate, the Credit Facility Provider to issue the Letter of Credit and the Hedge Counterparty (as defined in the

Facility Lease) to enter into a Hedge Agreement (as defined in the Facility Lease) with the Issuer:

(i) The Guarantor entered into that certain Guarantee dated as of October 25, 2001 (as amended or supplemented from time to time, the “Guarantee”), pursuant to which the Guarantor irrevocably and unconditionally guaranteed to the Agent, for the benefit of the Certificate Holder, the Credit Facility Provider and the Hedge Counterparty, the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance of, certain Liabilities (as defined in the Guarantee);

(ii) The Pledgor, the Agent and the Collateral Agent entered into that certain Cash Collateral Pledge Agreement dated as of October 25, 2001 (as amended or supplemented from time to time, the “Pledge Agreement”), pursuant to which the Pledgor deposited cash and marketable securities in an account maintained by the Pledgor with the Collateral Agent and the Pledgor granted to the Agent a security interest in the Collateral (as defined in the Pledge Agreement) pursuant to the provisions of the Maryland Uniform Commercial Code in order to secure the Pledgor’s obligations under the Facility Lease and the other Operative Documents (as defined in the Facility Lease); and

(iii) The Issuer, the Owner Trustee, the Maryland Trustee and the Lessee (collectively, the “Grantors”) entered into that certain Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing dated as of October 25, 2001 and recorded in the Land Records of Montgomery County, Maryland in Liber 19884 at Folio 695 (as amended or supplemented from time to time, the “Deed of Trust”), pursuant to which the Grantors granted a deed of trust lien and security interest in certain Security Property to Joseph C. LeMense and J. Scott Ensor, as Trustees for the benefit of the Agent, to secure the Secured Obligations (as defined in the Deed of Trust), all as more particularly set forth in the Deed of Trust.

     H.     Pursuant to a Deed of Appointment of Substitute Trustee, the Agent has appointed Garth C. Harding to serve as a substitute trustee under the Deed of Trust for J. Scott Ensor.

     I.     Subject to the terms and conditions hereinafter set forth in this Agreement, the parties hereto have agreed that, as of the Effective Date, (i) the Head Lease and the Memorandum of Head Lease, respectively, shall be terminated, (ii) the Owner Trustee and the Maryland Trustee, respectively, shall assign all of their right, title and interest in and to the Facility Lease and the Lease Supplement, respectively, to the Issuer, (iii) the Owner Trustee shall assign the MEDCO Note to the Certificate Holder in full satisfaction of the obligations of the Trust under the Certificate, (iv) the Trust shall be terminated and released from all of its obligations under the Operative Documents, and (v) the Operative Documents shall be amended to reflect the foregoing.

AGREEMENT

     NOW, THEREFORE, for the specific consideration hereinafter set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Deed of Trust.

     2.     Assignment of Facility Lease and Lease Supplement. For and in consideration of the termination of the Head Lease and the Memorandum of Head Lease and the release by the Issuer of the Lessor Parties (as hereinafter defined) from any and all liability thereunder from and after the Effective Date as set forth in Paragraph 3 below, the Owner Trustee and the Maryland Trustee, respectively, hereby transfer, grant, assign and convey, all of their respective rights, title and interests under the Facility Lease and the Lease Supplement, including, without limitation, the leasehold interest in the Property created thereby, to the Issuer, and the Issuer hereby accepts the assignment of the Facility Lease and the Lease Supplement and assumes any and all liability thereunder arising from and after the Effective Date, subject, however, to the provisions of Section 22 hereof.

     3.     Termination of Head Lease and Memorandum of Head Lease. For and in consideration of the assignment of the Facility Lease and Lease Supplement set forth in Paragraph 2 above, as of the Effective Date, the Head Lease and the Memorandum of Head Lease are hereby terminated and the Maryland Trustee, the Owner Trustee and the Trust and their respective successors and assigns (collectively, the “Lessor Parties”), are forever released and discharged from any and all liability arising thereunder from and after the Effective Date. As to the period prior to the Effective Date, the parties hereto acknowledge and agree that, to the best of their knowledge, there are no outstanding liabilities of the Lessor Parties under the Head Lease and the Memorandum of Head Lease.

     4.     No Merger. There shall be no merger of the Facility Lease or of the leasehold estate created thereby or of the Lessor’s interest thereunder created by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) any interest in the Facility Lease or the leasehold estate created thereby or (b) title to or any other interest in the Property or any part thereof.

     5.     Attornment by Lessee to Issuer. The Lessee hereby acknowledges the transfer and assignment by the Owner Trustee and the Maryland Trustee, respectively, of all of their respective rights, title and interests under the Facility Lease and the Lease Supplement to the Issuer, and, in connection therewith, from and after the Effective Date, the Lessee hereby covenants and agrees to attorn to and recognize the Issuer as the Lessor under the Facility Lease and the Lease Supplement for the remainder of the Term (as defined in the Facility Lease), and the parties hereto acknowledge and agree that the Facility Lease and the Lease Supplement shall not terminate but shall continue in full force and effect as a direct lease between the Issuer and the Lessee.

     6.     Status of Facility Lease and Lease Supplement. The Lessee and the Guarantor each represent and warrant to the other parties hereto, to the best of their respective knowledge, as follows: (i) the Facility Lease, the Lease Supplement and the other Operative Documents are in full force and effect; (ii) none of the parties to the Facility Lease, the Lease Supplement and the other Operative Documents are currently in default under any of the terms thereof, and no event has occurred which would, with the giving of notice or the lapse of time, or both, constitute a default under the Facility Lease and the Lease Supplement or any of the other Operative Documents; and (iii) the Lessee is the current tenant in possession under the Facility Lease and the Lease Supplement and there are no third parties entitled to possession of all or any portion of the Property pursuant to any subleases. The Owner Trustee and the Maryland Trustee each represent and warrant to the other parties hereto that, except for the prior assignment to the Agent pursuant to the Deed of Trust, neither the Owner Trustee nor the Maryland Trustee have previously assigned their respective rights, title and interests under the Facility Lease and the Lease Supplement to any third party.

     7.     Assignment of MEDCO Note to Certificate Holder and Cancellation of Certificates Replacement MEDCO Note. In full satisfaction of all of the obligations of the Trust to the Certificate Holder, as evidenced by the Certificate, the Owner Trustee hereby irrevocably assigns and transfers the MEDCO Note to the Certificate Holder, and the Certificate Holder hereby accepts the MEDCO Note and releases the Trust from any and all further liability under the Certificate. In furtherance of the foregoing, on the Effective Date, the Owner Trustee shall endorse the MEDCO Note to evidence the assignment and transfer thereof to the Certificate Holder and shall deliver the original MEDCO Note to the Certificate Holder, and, simultaneously therewith, the Certificate Holder shall surrender the Certificate to the Owner Trustee for cancellation. Simultaneously with the endorsement of the MEDCO Note by the Owner Trustee and the delivery of the original MEDCO Note by the Owner Trustee to the Certificate Holder, the original MEDCO Note shall be marked cancelled by the Certificate Holder, and the Issuer shall execute an Amended and Restated Promissory Note in favor of the Certificate Holder (the “Amended and Restated MEDCO Note”).

     8.     Termination of Trust. As of the Effective Date, (i) the Trust Agreement and the Maryland Trustee Appointment are hereby terminated, (ii) the Trust is hereby dissolved and (iii) the Owner Trust Estate, if applicable, is hereby distributed to the Certificate Holder. In connection with the foregoing, as of the Effective Date, all parties hereto release the Owner Trustee, the Maryland Trustee and Trust from all liabilities under and with respect to the Trust Agreement, the Maryland Trustee Appointment, the Certificate and the Operative Documents.

     9.     Modifications to Operative Documents. As of the Effective Date, the Operative Documents are hereby amended as follows:

     (a)  All references in the Operative Documents to the Head Lease, the Trust Agreement, the Certificates, the Certificate Holder, the Trust, the Owner Trustee and the Maryland Trustee are hereby deleted.

     (b)  All references in the Operative Documents to the MEDCO Note shall be deemed to refer to the Amended and Restated MEDCO Note.

     (c)  The Facility Lease is hereby amended as follows:

(A) Notwithstanding anything contained in the Facility Lease or any of the other Operative Documents to the contrary, as of the Effective Date, the Facility Lease shall be a direct lease of the Property by Lessor to Lessee and not a sublease.

(B) Paragraph 1 is hereby amended and restated in its entirety as follows:

“1. Demise of Property. In consideration of the rents and covenants herein stipulated to be paid and performed, Lessor hereby demises and leases to Lessee, and Lessee hereby demises and lets from Lessor, the Property.”

(C) The definition of Break Costs in Paragraph 2 is hereby amended and restated in its entirety as follows:

“Break Costs means an amount equal to the amount, if any, required to compensate any holder of the MEDCO Note or any Credit Facility Provider for any additional losses (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by any holder of the MEDCO Note or any Credit Facility Provider to fund its obligations under the Operative Documents) it may incur as a result of (a) Lessee’s payment of Basic Rent other than on a Payment Date or (b) as a result of any conversion of the LIBO Rate other than on the last day of an Interest Period pursuant to and in accordance with the Operative Documents. A statement as the amount thereof, prepared in good faith and in reasonable detail and submitted by any holder of the MEDCO Note or any Credit Facility Provider, as the case may be, to Lessee, shall be presumed correct absent demonstrable error.”

(D) All references to the Head Lessor’s Fee and Holder Yield are hereby deleted.

(E) The definition of Lease Balance in Paragraph 2 is hereby amended and restated in its entirety as follows:

“Lease Balance means, with respect to the Property, as of any date of determination, an amount equal to the aggregate sum of (i) the outstanding principal amount of the Bonds, including all accrued and unpaid interest thereon, (ii) the outstanding principal amount of the MEDCO Note, including all accrued and unpaid interest thereon, (iii) amounts due to the Hedge Counterparty under the Hedge Documents and the Collateral Pledge Agreement, and (iv) any other amounts due and owing under the Operative Documents, including, without limitation, all amounts owed to the Credit Facility Providers under the Credit Facility Documents (provided, however, that if the Lessee exercises its option to purchase the Property on the Expiration Date, all amounts owed under the Credit Facility Documents through and including the expiration of the Credit Facility Documents shall also be included within this calculation).”

(F) The definition of Lessee’s Equipment in Paragraph 2 is hereby amended and restated in its entirety as follows:

“Lessee’s Equipment means Lessee’s machinery, apparatus, furnishings and other equipment that is (i) not paid for or financed, directly or indirectly, with the proceeds of the Bonds or the MEDCO Note, (ii) not included in any requisition or in any disbursement from the Facility Fund or any advance or extension of credit under the MEDCO Note, (iii) not a fixture or otherwise affixed to any part of the Property, and (iv) not in replacement for any property described in clauses (i) through (iii) above or for any of the other Building Equipment.”

(G) The following definition is hereby added to Paragraph 2 before the definition of the MEDCO Note:

“MEDCO Fee means an annual fee payable by the Lessee to the Issuer in the amount of $30,000.00.”

(H) The definition of Participants in Paragraph 2 is hereby amended and restated in its entirety as follows:

“Participants means the Credit Facility Providers, the holder of the MEDCO Note and the Hedge Counterparty.”

(I) All references to Subsequent Holder Advances are hereby deleted.

(J) The following definition is hereby added to Paragraph 2 before the definition of Subsidiary or Subsidiaries:

“Subsequent MEDCO Loan Advances has the meaning given to such term in the MEDCO Note.

(K) Subparagraph (b) of Paragraph 6 is hereby amended and restated in its entirety as follows:

“(b) Lessor and Lessee acknowledge and agree that Basic Rent has been determined based upon a number of factors, which include the amount of interest payable of the aggregate sum of the outstanding principal amount of the Bonds from time to time, the interest payable of the aggregate sum of the outstanding principal amount of the MEDCO Note from time to time and any other amounts and costs payable pursuant to the Operative Documents. Accordingly, Basic Rent shall be adjusted from time to time by Lessor and Lessee to reflect (i) any increase in the aggregate sum of the outstanding principal amount of the Bonds and/or the MEDCO Note, (ii) any redemption of the Bonds prior to the maturity date, (iii) any increase or decrease in Basic Rent as a result of the existence of the Hedge Documents, (iv) the expiration of any Hedge or any default by any Hedge Counterparty in the performance of its obligations under any Hedge Documents, and (v) any additional amounts and costs that become due and owing pursuant to the other Operative Documents.”

(L) The first paragraph of subparagraph (c) of Paragraph 6 is hereby amended and restated in its entirety as follows:

“(c) Lessee covenants and agrees to pay and discharge, as additional rent (the “Additional Rent”), all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees or is otherwise obligated to pay under this Lease or any other Operative Document (whether or not designated as Additional Rent) to Agent or any other Person, including, without limitation, the MEDCO Fee, any costs otherwise payable by Issuer under the Hedge Documents, Break Costs, the Residual Guaranty Amount and any Lease Balance. The MEDCO Fee shall be payable commencing on June 1, 2002 and on each June 1 thereafter throughout the remainder of the Term. Each payment of Additional Rent received by the Agent shall be disbursed by the Agent in accordance with Article IX of the Deed of Trust.”

(M) Paragraph 19(a)(ii) is hereby deleted.

(N) Subparagraph (a) of Paragraph 29 is hereby amended and restated in its entirety as follows:

“(a) This Lease is subject and subordinate to the lien, provisions, operation and effect of the Deed of Trust and other Encumbrances now or hereafter encumbering the Property or any interest therein, to all funds and indebtedness intended to be secured thereby, and to all renewals, extensions, modifications, recastings or refinancings thereof. The holder of any Encumbrance to which this Lease is subordinate shall have the right (subject to any required approval of the holders of any superior Encumbrance) at any time to declare this Lease to be superior to the lien, provisions, operation and effect of such Encumbrance, and Lessee shall execute, acknowledge and deliver all documents required by such holder in confirmation thereof.”

(O) Subparagraph (i) of Paragraph 36 is hereby amended and restated in its entirety as follows:.

“(i) Acceleration of MEDCO Note and Payments under the Letter of Credit Agreement and Other Operative Documents. In case of any sale of the Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Lease, the principal amount of the MEDCO Note and all outstanding amounts due and owing under the Letter of Credit Agreement and the other Operative Documents, if not previously due, and the interest accrued thereon, if any, shall at once become and be immediately due and payable. If at any foreclosure proceeding the Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Lessee and against the property of Lessee for the amount of such deficiency; provided, however, during the Construction Period, the foregoing right of the judgment creditor to a deficiency decree against Lessee and the property of Lessee shall be subject to the limitations set forth in subparagraph (f) of Paragraph 17 hereof.”

(P) The following Paragraph 39 is hereby added

“39. Limited Liability of Lessor. Anything contained herein to the contrary notwithstanding, any claim based on or in respect of any liability of Lessor under this Lease shall be enforced only against Lessor’s interest in the Property (subject to the lien of the Deed of Trust), and not against any other assets, properties or funds of Lessor or against any assets, properties or funds of (i) any employee or agent of Lessor (or any director, officer, legal representative, successor, or assign of any thereof), or (ii) any other Person affiliated with any of the foregoing, including, without limitation, the State of Maryland or any department, agency of instrumentality thereof.

Notwithstanding any other provision to the contrary set forth in this Lease or in any other agreement or document executed in connection with or relating to this Lease:

(a) No provision of this Lease or of any other agreement or document executed in connection with or relating to this Lease shall be construed so as to give rise to any monetary or pecuniary liability of Lessor or of the State of Maryland, or any political subdivision or agency thereof, or to give rise to a charge upon the general credit of Lessor or of the State of Maryland, or any political subdivision or agency thereof, and any claim based on or in respect of any liability of Lessor under this Lease shall be enforced only as set forth in this Paragraph 39.

(b) Neither this Lease nor any other agreement or document executed in connection with or relating to this Lease nor any claim hereunder or thereunder shall (i) constitute a debt of Lessor or of the State of Maryland, or any political subdivision or agency thereof, or a pledge of the full faith and credit or taxing power of the State of Maryland, or any political subdivision or agency thereof, or (ii) create any monetary liability on, or obligate Lessor or the State of Maryland, or any political subdivision or agency thereof, to make any appropriation for payment. Lessor has no taxing authority.

(c) The liability of Lessor under this Lease and under any other agreement or document executed in connection with or relating to this Lease shall be non-recourse to Lessor, limited as set forth above in this Paragraph 39; and the lien of any judgment shall be restricted to only Lessor’s interest in the Property

(subject to the lien of the Deed of Trust), and not against any other assets, properties or funds of Lessor or against any assets, properties or funds of (i) any employee or agent of Lessor (or any director, officer, legal representative, successor, or assign of any thereof), or (ii) any other Person affiliated with any of the foregoing, including, without limitation, the State of Maryland or any department, agency or instrumentality thereof; and Lessor shall have no other liability, legal, moral or otherwise, to Lessee, or any other Person, in connection with the Property, this Lease, or any other agreement or document executed in connection with or relating to this Lease. In no event shall Lessor be required to pay any claim under this Lease or under any other agreement or document executed in connection with or related to this Lease from any of its own funds.”

(P) Exhibit C is hereby amended and restated in its entirety as follows:

“BASIC RENT

Subject to adjustment as provided in Paragraph 6(b) of this Lease, Basic Rent, on each Payment Date, shall be an amount equal to the sum of (i) the amount of interest payable on the aggregate sum of the outstanding principal amount of the Bonds as of such Payment Date, (ii) the amount of interest payable on the aggregate sum of the outstanding principal amount of the MEDCO Note as of such Payment Date, and (iii) any other amounts and costs payable or reimbursable pursuant to the Operative Documents as of such Payment Date; provided, however, during the Construction Period, (a) the interest payable on that portion of the aggregate sum of the outstanding principal amount of the Bonds used to establish the Facility Fund shall be treated as Facility Costs and paid by Lessee from the Facility Fund and (b) the interest payable on that portion of the aggregate sum of the outstanding principal amount of the MEDCO Note used to fund Subsequent MEDCO Note Advances shall be capitalized and added to the outstanding principal amount of the MEDCO Note in accordance with the terms thereof.”

(d) The Deed of Trust is hereby amended as follows:

(A) The Owner Trustee and the Maryland Trustee are hereby deleted as Grantors under the Deed of Trust, and the Owner Trustee, the Maryland Trustee and the Trust established pursuant to the Trust Agreement are forever released and discharged from any and all liability arising thereunder.

(B) The fourth paragraph of the Recitals is hereby deleted.

(C) The fifth, sixth, seventh, eighth and ninth paragraphs of the Recitals are hereby amended and restated in its entirety as follows:

“The Bank has made a loan to the Issuer in the aggregate principal amount of up to $3,000,000.00 (the “MEDCO Loan”), as evidenced by that certain

Promissory Note and Security Agreement of even date herewith made by the Issuer in favor of the Bank (the “MEDCO Note”), the proceeds of which will be used by the Issuer, together with the proceeds of the Bonds, to refinance the costs incurred by the Issuer in connection with the acquisition of the Property and to finance the costs attributable to the construction of the Additional Improvements.

The Issuer and the Lessee have entered into that certain Lease Agreement dated of even date herewith (the “Lease”), as evidenced by that certain Montgomery County, Maryland Lease Supplement, Short Form/Memorandum of Lease and Remedies dated of even date herewith (the “Lease Supplement”, and together with the Lease, the “Facility Lease”), pursuant to which the Issuer leased to the Lessee and the Lessee leased from the Issuer the Property, all as contemplated by the Lease.

As a condition to the issuance of the Letter of Credit, the making of the MEDCO Loan and the consummation of the transactions contemplated by the Hedge Documents (as defined in Section 1.1 of this Deed of Trust), if applicable, the Beneficiary, on behalf of the Bank and the Hedge Counterparty (as defined in Section 1.1 of this Deed of Trust), if applicable, required (among other things) the execution and delivery of this Deed of Trust by the Grantors.

As used in this Deed of Trust, the term “Beneficiary”, whether referred to as singular or plural, means the Agent, acting in its capacity as Agent pursuant to the provisions of Article III hereof for the benefit of (a) the Bank, as the issuer of the Letter of Credit, and its respective successors and assigns, (b) any other Credit Facility Providers (as defined in Section 1.1 of this Deed of Trust), (c) the Bank, as holder of the MEDCO Note, and its successors and assigns, and (d) the Hedge Counterparty (collectively, the “Participants”).

Each of the Grantors intends, by the execution and delivery of this Deed of Trust, and in accordance with the Act, to secure the full and punctual payment and performance by (i) the Issuer of the Issuer’s obligations under the Bond Documents, the Letter of Credit Documents, the MEDCO Note, the Hedge Documents, if applicable, and the other Operative Documents, and (ii) the Lessee of the Lessee’s obligations under the Facility Lease, the Guarantee (as defined in Section 1.1 of this Deed of Trust), the Collateral Pledge Agreement (as defined in Section 1.1 of this Deed of Trust) and the other Operative Documents (collectively, the “Secured Obligations”).”

(D) The definition of Certificate Holder Advance in Section 1.1 is hereby deleted.

(E) The definition of Grantors is hereby amended and restated in its entirety as follows:

“Grantors means, collectively, the Issuer and the Lessee.”

(F) The definitions of Head Lease Additional Rent, Head Lease Basic Rent and Holder Yield in Section 1.1 are hereby deleted.

(G) The definition of Lease Balance in Section 1.1 is hereby amended and restated in its entirety as follows:

“Lease Balance means, as of any date of determination, an amount equal to the aggregate sum of the outstanding principal amount of the Bonds, including all accrued and unpaid interest thereon, the outstanding principal amount of the MEDCO Note, including all accrued and unpaid interest thereon, and any other amounts due and owing under the Operative Documents, including, without limitation, all amounts owed to the Credit Facility Providers under the Credit Facility Agreements.”

(H) The definition of Lessor in Section 1.1 is hereby amended and restated in its entirety as follows:

“Lessor means the Issuer.”

(I) The definitions of MEDCO Loan Advance and Owner Trust Estate in Section 1.1 are hereby deleted.

(J) The definition of Subsequent Holder Advance in Section 1.1 is hereby deleted.

(K) The following definition is hereby added to Section 1.1 after the definition of Security Property:

“Subsequent_MEDCO Loan Advance has the meaning given to that term in Section 8.3 of this Deed of Trust.”

(L) Subparagraphs (b) and (c) of Section 4.1 are hereby deleted.

(M) Subparagraphs (a) and (b) of Section 4.5 are hereby amended and restated in its entirety as follows:

“(a) Event of Loss. Any event (i) which would otherwise constitute a Casualty, and (ii) which, in the good faith judgment of the Lessee, renders repair and restoration of the Property impossible or impractical, or requires repairs to the Property that would cost in excess of fifty percent (50%) of the original cost of the Property, and (iii) as to which the Lessee, within sixty (60) days after the occurrence of such event, delivers to the Beneficiary a written notice signed by an authorized officer of the Lessee (the “Officer’s Certificate”) notifying the Beneficiary of such event and of such judgment, shall constitute an “Event of Loss”. In the case of any other event which constitutes a Casualty, the Lessee shall restore the Property pursuant to subparagraph (c) below. If an Event of Loss other than an Event of Taking shall occur, the Lessee shall pay to the Beneficiary on the later of (i) the thirtieth day (30th) and (ii) the next Payment Date following delivery of the Officer’s Certificate pursuant to clause (iii) above an amount equal to the Lease Balance. Upon the Beneficiary’s receipt of the Lease Balance on such date, the Beneficiary shall permit the Lessor’s interest in the Property to be conveyed to the Lessee in accordance with and subject to the provisions of Paragraph 19(e) of the Facility Lease. Upon completion of such purchase and payment of the Lease Balance by the Lessee to the Beneficiary, but not prior thereto, this Deed of Trust and all obligations hereunder shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Deed of Trust.

Upon the consummation of the purchase of the Property pursuant to this subparagraph (a), any proceeds derived from insurance required to be maintained by the Lessee pursuant to this Deed of Trust for the Property remaining after payment of the Lease Balance shall be paid over to, or retained by, the Lessee or as it may direct, and the Beneficiary shall assign to the Lessee, without warranty, all of the Beneficiary’s rights to and interest in such insurance required to be maintained by the Lessee pursuant to this Deed of Trust.

“(b) Event of Taking. Any event (i) which constitutes a Condemnation of all of, or substantially all of, the Property, or (ii) (A) which would otherwise constitute a Condemnation, (B) which, in the good faith judgment of the Lessee, renders restoration and rebuilding of the Property impossible or impractical, or requires repairs to the Property that would cost in excess of fifty percent (50%) of the original cost of the Property, and (C) as to which the Lessee, within sixty (60) days after the occurrence of such event, delivers to the Beneficiary an Officer’s Certificate notifying the Beneficiary of such event and of such judgment, shall constitute an “Event of Taking”. In the case of any other event which constitutes a Condemnation, the Lessee shall restore and rebuild the Property pursuant to subparagraph (d) below. If an Event of Taking shall occur, the Lessee shall pay to the Beneficiary (1) on the later of (A) the thirtieth (30th) day and (B) the next Payment Date following the occurrence of such Event of Taking, in the case of an Event of Taking described in clause (i) above, or (2) on the later of (A) the thirtieth (30th) day and (B) the next Payment Date following delivery of the Officer’s Certificate pursuant to clause (ii) above, in the case of an Event of Taking described in clause (ii) above, an amount equal to the Lease Balance. Upon the Beneficiary’s receipt of the Lease Balance on such date, the Beneficiary shall permit the Lessor’s interest in the Property to be conveyed to the Lessee in accordance with and subject to the provisions of Paragraph 19(e) of the Facility Lease (provided that such conveyance shall be subject to all rights of the condemning authority). Upon completion of such purchase and payment of the Lease Balance by the Lessee to the Beneficiary, but not prior thereto, this Deed of Trust and all obligations hereunder shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Deed of Trust.

Upon the consummation of the purchase of the Property pursuant to this subparagraph (b), all Condemnation Awards received by the Beneficiary, after deducting any reasonable costs incurred by the Beneficiary in collecting such Condemnation Awards, received or payable on account of an Event of Taking with respect to the Property shall be paid to the Lessee, and all rights of the Beneficiary in Condemnation Awards not then received shall be assigned to the Lessee by the Beneficiary.”

(N) The first paragraph of Section 8.1 is hereby amended and restated in its entirety as follows:

“Section 8.1 Approval of Disbursements from Indenture for Facility Costs. The Bank, as the issuer of the Letter of Credit and as the holder of the MEDCO Note hereby appoints the Agent to act on its behalf to approve each requisition for disbursements from the Facility Fund and for Subsequent MEDCO Loan Advances pursuant to the MEDCO Note. Approval of each requisition for disbursements from the Facility Fund pursuant to Section 5.6 of the Indenture and for Subsequent MEDCO Loan Advances pursuant to the MEDCO Note by an authorized officer of the Agent shall be subject to the fulfillment to the satisfaction of, or waiver by, the Agent of the following conditions precedent:”

(O) Item (1) of Section 8.1 is hereby amended and restated in its entirety as follows:

“(1) Title Endorsements. If required by the Agent, the Agent shall have received with the submittal of the Requisition an endorsement to the title policies issued in favor of the Agent on the Closing Date (i) indicating that since the date of the preceding advance from the Facility Fund and the preceding Subsequent MEDCO Loan Advance there has been no change in the state of title to the Property, and (ii) updating such title policy to the date of the current advance from the Facility Fund and the current Subsequent MEDCO Loan Advance.”

(P) The first paragraph of Section 8.2 is hereby amended and restated in its entirety as follows:

“Section 8.2 Additional Requirements for Approval of Final Disbursement from Indenture for Facility Costs. In addition to the conditions precedent set forth in Section 8.1 above, the approval of the final requisition for disbursements from the Facility Fund pursuant to Section 5.6 of the Indenture and the final Subsequent MEDCO Loan Advance pursuant to the MEDCO Note by an authorized officer of the Agent acting on behalf of the Bank, as the issuer of the Letter of Credit and as the holder of the MEDCO Note, shall be subject to the fulfillment to the satisfaction of, or waiver by, the Agent of the following conditions precedent:”

(Q) Section 8.3 is hereby amended and restated in its entirety as follows:

“Section 8.3 Procedures for Funding MEDCO Loan. During the Construction Period, within three (3) Business Days following receipt by Agent of a Requisition, the Bank shall, subject to the terms and conditions of this Article VIII, make additional advances under the MEDCO Note to the Lessee, acting in its capacity as construction agent for the Issuer pursuant to the Facility Lease, in order to pay a portion of the Facility Costs for which the Lessee is then seeking reimbursement for pursuant to the applicable Requisition (each, a “Subsequent MEDCO Loan Advance”). Each Subsequent MEDCO Loan Advance shall be made by the Bank to the Lessee by wire transfer of immediately available federal funds and shall be in an amount equal to three percent (3%) of the total amount of the Facility Costs requested by the Lessee in the applicable Requisition. The proceeds of each funding of a Subsequent MEDCO Loan Advance by the Bank shall be used for the sole purpose of paying Facility Costs which are due and payable on the proposed funding date or reimbursing the Lessee for Facility Costs previously paid by the Lessee prior to the proposed funding date but subsequent to the immediately preceding funding date of a Subsequent MEDCO Loan Advance. The Issuer hereby authorizes and directs that all Subsequent MEDCO Loan Advances be made by the Bank to the Lessee as contemplated in this Section 8.3.”

(R) Section 8.4 is hereby deleted in its entirety.

(S) Article IX is hereby amended and restated in its entirety as follows:

“ARTICLE IX

RECEIPT, DISTRIBUTION AND APPLICATION OF RECEIPTS

Section 9.1 Rent Distribution. Except as otherwise provided in Section 9.3, each payment of Facility Lease Basic Rent under the Facility Lease as well as any payment of interest on overdue installments of Facility Lease Basic Rent under the Facility Lease and any other monies paid over by Lessee, Lessor, or Issuer to Agent for such purpose, shall be distributed as promptly as possible (it being understood that any such payments received by Agent on a timely basis and in accordance with the provisions of the Facility Lease, the MEDCO Note and/or any other Operative Document shall be distributed on the date received in the funds so received) in the following order of priority:

first, an amount equal to the aggregate amount (as well as any interest on, to the extent permitted by law, overdue interest) then due under the Credit Facility Documents and the Hedge Documents (if any) shall be distributed and paid to the Credit Facility Providers and the Hedge Counterparty;

second, the balance, if any, of such payment remaining thereafter shall be distributed and paid to the Bank or any subsequent holder of the MEDCO Note, to the extent the Bank or any such subsequent holder of the MEDCO Note shall be entitled to such amounts under the MEDCO Note or any other Operative Document.

Section 9.2 Distribution of Mandatory Prepayments and Other Payments.

(a) Except as otherwise provided in Section 9.3, the amount of any prepayment or payment received pursuant to Paragraphs 17 and 19 of the Facility Lease shall in each case be distributed and paid in the following order of priority:

first, an amount equal to the aggregate amounts then due under the Credit Facility Documents and the Hedge Documents, together with the other amounts then due and owing to the Credit Facility Providers and the Hedge Counterparty or otherwise required to be paid to the Credit Facility Providers and the Hedge Counterparty as a result of the prepayment made pursuant to Paragraphs 17 and 19 of the Facility Lease shall be distributed and paid to the Credit Facility Providers and the Hedge Counterparty, and in the case where the amount so to be distributed shall be insufficient to pay in full as aforesaid, then, pro rata among such Credit Facility Providers and the Hedge Counterparty, without priority of one such Credit Facility Provider and the Hedge Counterparty over the other, in the proportion that the unpaid principal amount as a result of draws under the respective Letters of Credit due to each Credit Facility Provider and Hedge Counterparty bears to the aggregate unpaid principal amount due to all Credit Facility Providers and the Hedge Counterparty;

second, the balance, if any, of such payment remaining thereafter shall be distributed and paid as follows: (i) so much of such payment as is necessary to pay in full the aggregate principal amount of the MEDCO Note and all accrued but unpaid interest thereon to the date of distribution and all other amounts payable under or with respect to the MEDCO Note and/or payable to the Bank shall be paid to the Bank or any subsequent holder of the MEDCO Note; and (ii) the balance, if any, shall be paid to the Lessee.

(b) (i) Except as otherwise provided in Section 9.3, the amount of any prepayment or payment received as a result of the termination of the Facility Lease with respect to the Property due to an Event of Loss (including, without limitation, any insurance proceeds, condemnation awards or payments by any Governmental Authority), shall be distributed and paid in the following order of priority:

first, so much of such payments or amounts as shall be required to reimburse Agent for any tax, expense or other loss incurred by Agent (to the extent not previously reimbursed and to the extent incurred in connection with its duties as Agent) and any unpaid ongoing fees of Agent shall be distributed to Agent for its own account;

second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Credit Facility Providers and the Hedge Counterparty for payments made by them to Agent pursuant to Section 3.4 of this Deed of Trust (to the extent not previously reimbursed), and to pay such then existing or prior Credit Facility Providers and the Hedge Counterparty the amounts payable to them pursuant to any expense reimbursement provisions of the Operative Documents shall be distributed to each such Participant, without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Participant;

third, an amount equal to the aggregate unpaid principal of, and accrued interest owed to the Credit Facility Providers and the Hedge Counterparty pursuant to the Credit Facility Documents and the Hedge Documents shall be paid and distributed to the Credit Facility Providers and the Hedge Counterparty, and, in the case where the amount to be so distributed shall be insufficient to pay such amount in full as aforesaid, then pro rata among the Credit Facility Providers and the Hedge Counterparty, without priority of one such Participant over another, in the proportion that the amounts owed to each such Participant bears to the aggregate unpaid amounts owed to all such Participants;

fourth, the balance, if any, of such payment remaining thereafter shall be distributed and paid as follows: (i) so much of such payment as is necessary to pay in full the aggregate principal amount of the MEDCO Note and all accrued but unpaid interest thereon to the date of distribution shall be paid to the Bank or any subsequent holder of the MEDCO Note; and (ii) the balance, if any, shall be paid to the Lessee.

(ii.) Any payment received as a result of a Casualty or Condemnation or any Event of Loss that does not result in the termination of the Facility Lease (including, without limitation, any insurance proceeds, condemnation awards or payments by any Governmental Authority), shall be paid to Lessee in accordance with this Deed of Trust if Lessee is otherwise entitled thereto, and otherwise shall be distributed and paid in accordance with Section 9.3.

(c) The amount of any payment or prepayment received pursuant to Paragraph 19(f) of the Facility Lease shall be distributed and paid in the following order of priority:

(i) If such payment constitutes the proceeds of the sale of the Property pursuant to Paragraph 19(f) of the Facility Lease or the Residual Guaranty Amount,

first, an amount equal to the aggregate unpaid principal of, and accrued interest owed to the Credit Facility Providers and the Hedge Counterparty pursuant to the Credit Facility Documents and the Hedge Documents shall be paid and distributed to the Credit Facility Providers, and the Hedge Counterparty, and, in the case where the amount to be so distributed shall be insufficient to pay such amount in full as aforesaid, then pro rata among the Credit Facility Providers and the Hedge Counterparty, without priority of one such Participant over another, in the proportion that the amounts owed to each such Participant bears to the aggregate unpaid amounts owed to all such Participants;

second, the balance, if any, of such payment remaining thereafter shall be distributed and paid as follows: (i) so much of .such payment as is necessary to pay in full the aggregate principal amount of the MEDCO

Note and all accrued but unpaid interest thereon to the date of distribution and all other amounts payable under or with respect to the MEDCO Note and/or payable to the Bank shall be paid to the Bank or any subsequent holder of the MEDCO Note; and (ii) the balance, if any, shall be paid to the Lessee.

Section 9.3 Distribution of Payments After Event of Default.

(a) All payments received and amounts realized by Agent after an Event of Default shall have occurred shall be distributed forthwith by Agent in the following order of priority:

(i) If such distribution is not proceeds from the sale of the Property pursuant to Paragraph 19(f) of the Facility Lease or any amount paid by the Lessee under Section 5.6 of this Deed of Trust,

first, so much of such payments or amounts as shall be required to reimburse Agent for any tax, expense or other loss incurred by Agent (to the extent Agent is entitled to reimbursement therefore pursuant to the Operative Documents and has not previously been reimbursed and to the extent incurred in connection with its duties as Agent) and any unpaid ongoing fees of Agent shall be distributed to Agent for its own account;

second, so much of such payments or amounts as shall.be required to reimburse the then existing or prior Participants for payments made by them to Agent pursuant to Section 3.4 of this Deed of Trust (to the extent not previously reimbursed), and to pay such then existing or prior Participants the amounts payable to them pursuant to any expense reimbursement provisions of the Operative Documents shall be distributed to each such Participant, without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Participant;

third, an amount equal to the aggregate unpaid principal of, and accrued interest owed to the Credit Facility Providers and the Hedge Counterparty pursuant to the Credit Facility Documents and the Hedge Documents shall be paid and distributed to the Credit Facility Providers and the Hedge Counterparty, and, in the case where the amount to be so distributed shall be insufficient to pay such amount in full as aforesaid, then pro rata among such Participants, without priority of one such Participant over another, in the proportion that the amounts owed to each such Participant bears to the aggregate unpaid amounts owed to all such Participants; and

fourth, the balance, if any, of such payment remaining thereafter shall be distributed and paid as follows: (i) so much of such payment as is necessary to pay in full the aggregate principal amount of the MEDCO Note and all accrued but unpaid interest thereon to the date of distribution and all other amounts payable under or with respect to the MEDCO Note and/or payable to the Bank shall be paid to the Bank or any subsequent holder of the MEDCO Note; and (ii) the balance, if any, shall be paid to the Lessee.

(b) During the occurrence or continuance of any Event of Default, all amounts received or realized by Agent and otherwise distributable pursuant to Section 9.1 or Section 9.2 shall be distributed as provided in Section 9.3(a).

Section 9.4 Other Payments.

(a) Except as otherwise provided in Sections 9.1, 9.2 and 9.3 and paragraph (b) below,

(i) any payments received by Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article TX, and

(ii) all payments received and amounts realized by Agent under the Facility Lease, the MEDCO Note and any other Operative Document or otherwise with respect to the Secured Property to the extent received or realized at any time after payment in full of all amounts due under the Operative Documents to the Credit Facility Providers and the Hedge Counterparty, as well as any other amounts remaining as part of the Collateral after payment in full of all amounts due under the Operative Documents to the Credit Facility Providers and the Hedge Counterparty, shall be distributed forthwith by Agent in the order of priority set forth in Section 9.2(a) (in the case of any payment described in clause (i) above) or in Section 9.3(a) (in the case of any payment described in clause (ii) above), except that in the case of any payment described in clause (ii) above, such payment shall be distributed omitting clauses “third” of such Section 9.3(a).

(b) Except after an Event of Default has occurred and is continuing, any payment received by Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article IX shall be distributed forthwith by Agent to the Person for the purpose for which such payment was made in accordance with the terms of such Operative Document.

Section 9.5 [INTENTIONALLY LEFT BLANK]

Section 9.6 Supplemental Rent. Except as otherwise provided in Section 9.3, the amounts, if any, from time to time received by Agent which constitute payments of Facility Lease Additional Rent (but excluding any amount paid to any Person as an Indemnitee) shall be paid to or upon the order of the Person entitled thereto pursuant to the Operative Documents.

Section 9.7 Guarantee Payments. Any payment received by Agent pursuant to the Guarantee shall be distributed forthwith or retained by Agent in the manner and subject to the same conditions as provided for in this Article IX with respect to payments received by Agent in respect of the Lessee’s obligations as to which such payment relates, all as if such payment had been made by the Lessee.”

(S) For purposes of Section 10.2, all notices sent to the Lessor shall be sent to the Lessor at the following address: Maryland Economic Development Corporation, 100 North Charles Street, Suite 630, Baltimore, Maryland 21201, Attention: Executive Director.

(T) The limitations on liability set forth in Section 10.9 for the benefit of the Issuer shall also apply to and for the benefit of the Lessor.

(e) The Guarantee is hereby amended as follows:

(A) The third and fourth “WHEREAS” clauses are amended and restated in its entirety as follows:

“WHEREAS, simultaneously with the issuance of the Bonds, the Bank has made a loan to the Issuer in aggregate principal amount of up to $3,000,000.00 (the “MEDCO Loan”), as evidenced by that certain Promissory Note and Security Agreement dated of even date herewith made by the Issuer in favor of the Bank (the “MEDCO Note”), the proceeds of which will be used by the Issuer to refinance that portion of the acquisition cost of the Property not covered by the proceeds of the Bonds and to finance that portion of the cost associated with the construction of the Additional Improvements on the Property not covered by the proceeds of the Bonds;

“WHEREAS, the Issuer may enter into from time to time a Hedge Agreement with the Hedge Counterparty (in each case, as defined in the Lease Agreement dated as of October 25, 2001 between the Issuer, as Lessor, and the Guarantor, as Lessee (as supplemented, the “Facility Lease”));”

(B) The last sentence in the first paragraph of Section 1 is hereby amended and restated in its entirety as follows:

“The term “Liabilities”, as used herein, shall mean all of the foregoing (without duplication), in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts now or hereafter payable by the Issuer under the Letter of Credit Agreement and the MEDCO Note, (ii) all amounts now or hereafter payable by the Issuer under the Hedge Agreement and (iii) all amounts now or hereafter payable under the Facility Lease and any of the other Operative Document (in each case whether or not Guarantor or any other Person shall be relieved or released from any or all liability or obligations under any of the Operative Documents, except on account of the full and indefeasible payment of all the Liabilities and full and strict compliance by Guarantor with its obligations hereunder); provided, however, that notwithstanding anything to the contrary contained herein, Guarantor shall not be obligated under any circumstances to pay under this Guaranty, and the term “liabilities” shall not include, any amounts greater than the Lessee (as defined in the Facility Lease) would have had to pay, under the Facility Lease, the Deed of Trust and the other Operative Documents, assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason or the bankruptcy or insolvency of the Lessee), plus all reasonable costs actually incurred in enforcing this Guaranty.”

(f) The Letter of Credit Agreement is hereby amended as follows:

(A) The second sentence of the second paragraph of the Recitals is hereby amended and restated in its entirety as follows:

“Pursuant to the Facility Lease, the Lessor will lease the Property to the Lessee.”

(B) The definition of Lessor in Section 1.1 is hereby amended and restated in its entirety as follows:

“Lessor means the Issuer.”

(C) The definition of Owner Trust Estate in Section 1.1 is hereby deleted.

(D) Item (d) in Section 3.2 is hereby amended and restated in its entirety as follows:

“(d) All right, title and interest of the Issuer in and to the Deed of Trust, the Collateral Pledge Agreement, the Facility Lease, the MEDCO Note and all other collateral, documents and instruments securing the payment and performance by the Lessee of its obligations under the Facility Lease and the other Operative Documents.”

(E) The first sentence of Section 9.1 is hereby deleted.

     10.      Ratification of Deed of Trust. Except as expressly modified by this Agreement, the Deed of Trust is hereby ratified and reaffirmed and shall continue in full force and effect. In confirmation of the foregoing, each of the Issuer and the Lessee hereby ratifies and reaffirms the grant, bargain, sale and conveyance of the Security Property previously made in the Deed of Trust to the Individual Trustees, and, in confirmation of the foregoing, does hereby presently grant, bargain, sell and convey the Security Property unto the Individual Trustees, and each of the Issuer and the Lessee hereby ratifies and reaffirms the assignment of all leases, rents and profits relating to the Security Property previously made in the Deed of Trust to the Agent, and, in confirmation of the foregoing, does hereby presently assign to the Agent all leases, rents and profits relating to the Security Property, including, without limitation, the Facility Lease, and all security therefor and all guarantees thereof or of any of the Lessee’s obligations under the Operative Documents, including, without limitation, the Guarantee, as the same may be amended, supplemented or otherwise modified from time to time, IN TRUST, WITH POWER OF SALE, to secure to the Agent the prompt payment and performance of the Secured Obligations, subject, however, to the Permitted Encumbrances.

     11.     Ratification of Facility Lease. Except as expressly modified by this Agreement, the Facility Lease and Lease Supplement are hereby ratified and reaffirmed and shall continue in full force and effect as a direct lease from the Issuer to the Lessee. In confirmation of the foregoing, the Issuer and the Lessee hereby ratify and reaffirm the demise and letting of the Property to the Lessee previously made in the Facility Lease and Lease Supplement, and, in confirmation of the foregoing, the Issuer does hereby presently demise and let to the Lessee and the Lessee does hereby presently demise and let from the Issuer, on the terms and conditions set forth in the Facility Lease and Lease Supplement, the Property, subject, however, to the Permitted Exceptions.

     12.     Ratification of Guarantee. Except as expressly modified by this Agreement, the Guarantee is hereby ratified and reaffirmed and shall continue in full force and effect.

     13.      Ratification of Other Operative Documents. Except as expressly modified by this Agreement, the Operative Documents are hereby ratified and reaffirmed and shall continue in full force and effect.

     14.     Further Assurances. At the Lessee’s sole cost and expense, each party hereto shall take, execute, acknowledge and deliver all further acts, documents and assurances as may be reasonably necessary in order to carry out more effectively the intent and purposes of this Agreement and the transactions contemplated hereby. Without limiting the generality of the foregoing, the following documents shall be delivered or obtained by the parties, at the Lessee’s sole cost and expense: (i) all applicable UCC financing statement amendments or terminations; (ii) endorsements to the title insurance policies previously issued in favor of the Agent; and (iii) such other documents as may be necessary to preserve and protect the rights of the parties under the Operative Documents.

     15.      Accounting and Tax Treatment. This Agreement is being entered into by the parties hereto, at the request of the Lessee, and, notwithstanding anything herein or in any of the other Operative Documents or in any other document or instrument entered into in connection herewith, the Lessee and the Guarantor acknowledge and agree that none of the parties hereto have made any representations or warranties regarding the Lessee’s accounting or tax treatment for the transactions contemplated by the Facility Lease and the other Operative Documents and that the Lessee and the Guarantor have obtained and relied solely upon the advice of their own accounting and tax advisors concerning this Agreement and the other Operative Documents for such purposes.

     16.      Recordation. The parties hereto consent to the recordation, at the Lessee’s sole cost and expense, in the Land Records of Montgomery County, Maryland, such documents as may be required to evidence the following pursuant to this Agreement (i) the termination of the Head Lease and Memorandum of Lease, (ii) assignment of the Facility Lease and Lease Supplement to the Issuer and (iii) the amendments to the Deed of Trust.

     17.      Applicable Law. This Agreement shall be governed by the laws of the State of Maryland.

     18.      Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and each of their respective successors and assigns.

     19.     No Novation. The parties hereto intend and agree that the transactions contemplated by this Agreement shall not constitute a novation of the Facility Lease, the MEDCO Note or any other Operative Document.

     20.      Consent and Waiver. To the extent required pursuant to the terms of any of the Operative Documents, the parties hereto and the Remarketing Agent (i) acknowledge the delivery and receipt of any notices required under the Operative Documents concerning the transactions contemplated herein, (ii) consent to the transactions contemplated herein and to the amendments to the Operative Documents set forth herein and (iii) waive any default or event of default under the Operative Documents that would otherwise arise as a result of the transactions contemplated herein.

     21.      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, and all counterparts shall together constitute one and the same instrument.

     22.      Limitation on Issuer’s Liability. Notwithstanding any other provision set forth in this Agreement or in any other agreement or document executed in connection with or relating to the transactions contemplated by this Agreement to the contrary:

     (a)  No provision of this Agreement or any other agreement or document executed in connection with or relating to the transactions contemplated by this Agreement shall be construed so as to give rise to any monetary or pecuniary liability of the Issuer or of the State of Maryland, or any political subdivision or agency thereof, or to give rise to a charge upon the general credit of the undersigned or of the State of Maryland or any political subdivision or agency thereof, and any claim based on or in respect of any liability of the Issuer under this Agreement shall be enforced only as set forth in this Section 22.

     (b)  Neither this Agreement nor any other agreement or document executed in connection with or relating to the transactions contemplated by this Agreement nor any claim hereunder or thereunder shall (i) constitute a debt of the Issuer or of the State of Maryland, or any political subdivision or agency thereof, or a pledge of the full faith and credit or taxing power of the State of Maryland, or any political subdivision or agency thereof, or (ii) create any monetary liability on, or obligate the Issuer or the State of Maryland, or any political subdivision or agency thereof, to make any appropriation for payment. The Issuer has no taxing authority.

     (c)  The liability of the Issuer under this Agreement and under any other agreement or document executed in connection with or relating to this Agreement shall be non-recourse to the Issuer, limited as set forth above in this Section 22; and the lien of any judgment shall be restricted to only the Issuer’s interest in the Property (subject to the lien of the Deed of Trust), and not against any assets, properties or funds of (i) any employee or agent of the Issuer (or any director, officer, legal representative, successor, or assign of any thereof), or (ii) any other Person affiliated with any of the foregoing, including, without limitation, the State of Maryland or any department, agency or instrumentality thereof, and the Issuer shall have no other liability, legal, moral or otherwise, to the parties hereto, or any other Person, in connection with the Property, this Agreement, or any other agreement or document executed in connection with or relating to this Agreement. In no event shall the Issuer be required to pay any claim under this Agreement or under any other agreement or document executed in connection with or related to this Agreement from any of its own funds.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf, under seal, by their respective signatories thereunto duly organized as of the date first above written.

ISSUER:

WITNESS:

MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and public instrumentality of the State of
Maryland

	By:	/s/	Hans F. Mayer

Hans F. Mayer, Executive Director

S-1-

OWNER TRUSTEE:

WITNESS:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its
individual capacity, but solely as Owner Trustee

	By:	/s/	Val T. Orton

	Name:		Val T. Orton
	Title:		Vice President

S-2-

MARYLAND TRUSTEE:

WITNESS:

/s/ Val T. Orton

Val T. Orton, not in his individual capacity, but solely as Maryland Trustee appointed pursuant to that certain Trust Agreement dated as of October 25, 2001

S-3-

LESSEE:

WITNESS:

HUMAN GENOME SCIENCES, INC., a Delaware corporation

	By:	/s/	Steven C. Mayer

	Name:		Steven C. Mayer
	Title:		Senior Vice President and Chief Financial Officer

S-4-

GUARANTOR:

WITNESS:	HUMAN GENOME SCIENCES, INC., a Delaware corporation

	By:	/s/	Steven C. Mayer

	Name:		Steven C. Mayer
	Title:		Senior Vice President and Chief Financial Officer

S-5-

PLEDGOR:

WITNESS:	HUMAN GENOME SCIENCES, INC., a Delaware corporation

	By:	/s/	Steven C. Mayer

	Name:		Steven C. Mayer
	Title:		Senior Vice President and Chief Financial Officer

S-6-

AGENT:

WITNESS:	ALLFIRST BANK, a Maryland banking corporation, a division of M&T BANK

	By:	/s/ Joseph C. LeMense

Joseph C. LeMense Vice President and Unit Manager

S-7-

CERTIFICATE HOLDER:

WITNESS:	ALLFIRST BANK, a Maryland banking corporation, a division of M&T BANK

	By:	/s/ Joseph C. LeMense

Joseph C. LeMense Vice President and Unit Manager

S-8-

CREDIT FACILITY PROVIDER:

WITNESS:	ALLFIRST BANK, a Maryland banking corporation, a division of M&T BANK

	By:	/s/ Joseph C. LeMense

Joseph C. LeMense
Vice President and Unit Manager

S-9-

BOND TRUSTEE:

WITNESS:	M&T BANK, a division of MANUFACTURERS AND TRADERS TRUST COMPANY (successor in interest to ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION

	By:	/s/ Patrick Wood

Patrick Wood
Vice President

S-10-

COLLATERAL AGENT:

WITNESS:	M&T BANK, a division of MANUFACTURERS AND TRADERS TRUST COMPANY (successor in interest to ALLFIRST TRUST COMPANY NATIONAL ASSOCIATION

	By:	/s/ Melanie Stranix

Melanie Stranix
Vice President

S-11-

INDIVIDUAL TRUSTEE:

WITNESS:

	By:	/s/ Joseph C. LeMense

Joseph C. LeMense, as Individual Trustee

S-12-

INDIVIDUAL TRUSTEE:

WITNESS:

	By:	/s/ Garth C. Harding

Garth C. Harding, as Individual Trustee

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ACCEPTED AND APPROVED BY:

ALLFIRST BANK, a Maryland banking corporation, and a division of M&T BANK, as Remarketing Agent

By:	/s/ Howard M. Sakin

Name:	Howard M. Sakin
Title:	Managing Director

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